EXHIBIT 10.4

************************

不動產買賣契約書

Real Estate Sale and Purchase Agreement

賴文祥

Lai Wen-Hsiang

及

and

台灣科慕股份有限公司

The Chemours (Taiwan) Company Limited

2026年_01_月_15_日

_15th January_, 2026

EXHIBIT 10.4

本不動產買賣契約書（以下簡稱「本契約」）係由

This Real Estate Sale and Purchase Agreement (hereinafter referred to as the “Agreement”) is entered into by and between:

(1)
台灣科慕股份有限公司（依據中華民國法律設立，址設於臺北市松山區敦化北路167號7樓，以下簡稱「出賣人」）；

The Chemours (Taiwan) Company Limited (a company incorporated under the laws of the Republic of China (Taiwan), with its address at 7F., No. 167, Dunhua N. Rd., Songshan Dist., Taipei City, Taiwan (R.O.C.)) (hereinafter referred to as the “Seller”);

(2)
賴文祥（住桃園市中壢區青埔里4鄰領航南路三段106號20樓）（以下簡稱「買受人」）；

Lai Wen-Hsiang (with the residence address at 20F., No. 106, Sec. 3, Linghang S. Rd., Zhongli Dist., Taoyuan City, Taiwan (R.O.C.)) (hereinafter referred to as the “Buyer”)

於2026年__01__月__15__日共同訂立。

on _15th January, 2026.

緣買受人同意按本契約約定之方式及條件向出賣人購入出賣人所有之桃園市觀音區工業區段五小段80地號共計一筆土地，其坐落地址及面積等相關資料參見附件一所示（下稱「買賣標的」）；

Whereas the Buyer agrees to purchase from the Seller, in accordance with the terms and conditions set forth in this Agreement, the one parcel of land owned by the Seller, Land Code: No. 80, Fifth Subsection, Gong Ye Qu Section, Guan Yin District, Taoyuan City, the location, area and other relevant particulars of which are set out in Schedule 1 (hereinafter referred to as the “Subject Property”);

緣出賣人同意按本契約約定之方式及條件出售買賣標的予買受人。

Whereas the Seller agrees to sell the Subject Property to the Buyer in accordance with the terms and conditions set forth in this Agreement.

雙方爰同意訂立本契約條款如下，以資共同遵守：

Both parties hereby agree to enter into this Agreement under the following terms and conditions for their mutual compliance:

第1條
買賣價格及付款方式

Purchase Price and Payment Method

1、
買賣標的之價金為每坪新台幣137,000元整，總買賣價款為新台幣1,786,236,140元整（下稱「總價款」）。

The purchase price of the Subject Property shall be NT$137,000 per ping, and the total purchase price shall be NT$1,786,236,140 (hereinafter referred to as the “Total Purchase Price”).

2、
買賣雙方應於本契約簽署同時與受託銀行彰化商業銀行埔心分行（下稱「受託銀行」）完成價金信託契約之簽訂，並配合受託銀行之要求及指示（包括但不限於配

EXHIBIT 10.4

合辦理銀行KYC事項），完成開立價金信託專戶（下稱「價金信託專戶」）。

Upon execution of this Agreement, the Buyer and the Seller shall enter into an escrow account agreement with the escrow bank Puhsin Branch of Chang Hwa Bank (hereinafter referred to as the “Escrow Bank”) and shall cooperate with the requirements and instructions of the Escrow Bank (including, without limitation, completing the bank’s KYC procedures) to establish an escrow account (hereinafter referred to as the “Escrow Account”).

3、
付款方式

Payment Method

(1)
頭款：買受人應於本契約簽署之日，將總價款百分之10之金額（即新台幣178,623,614元整），匯入買賣雙方指定之價金信託專戶，匯款所需費用由買受人負擔（以下亦同）。

First Installment: On the date of execution of this Agreement, the Buyer shall remit an amount equal to 10 percent of the Total Purchase Price (i.e., NT$178,623,614) to the Escrow Account mutually designated by the Buyer and the Seller. All remittance fees shall be borne by the Buyer (the same shall apply hereinafter).

價金信託專戶：
銀行：[***]
分行別：[***]
帳號：[***]
帳戶名稱：[***]

Escrow Account:

Bank: [***]

Branch: [***]

Account number: [***]

Account name: [***]

(2)
第二期款：總價款百分之10之金額（即新台幣178,623,614元整）

Second Installment: An amount equal to 10 percent of the Total Purchase Price (i.e., NT$178,623,614)

於（i）應變計畫實施階段完成（定義如後）且（ii）出賣人完成本契約第二條買賣標的過戶所需之土壤污染評估調查及檢測資料報備程序後之3個營業日內，買賣雙方應將買賣標的移轉登記所需文件、身分證明文件、公司變更登記事項表、申報土地增值稅、契稅等相關稅單完成用印，且交付予由買賣雙方指定之經辦地政士（下稱「經辦地政士」），由經辦地政士向稅捐稽徵處申報稅捐，完成申報之次一營業日，買受人應撥付第二期款匯入買賣雙方指定之價金信託專戶。

Within three (3) business days after (i) the Completion of the NMRP Plan Implementation Stage (defined hereinafter) and (ii) the Seller has completed the reporting procedures for the soil pollution assessment investigation and test data required for the transfer of the Subject Property under Article 2 of this Agreement, the Buyer and the Seller shall complete the execution of all documents required for the registration of the

EXHIBIT 10.4

title transfer of the Subject Property, identification documents, the Company Change Registration Cards, land value increment tax declarations, deed tax declarations and other relevant tax bills, and deliver them to the handling scrivener designated by both parties (hereinafter referred to as the “Handling Scrivener”). The Handling Scrivener shall file the tax declarations with the tax authority, and on the next business day after the filing is completed, the Buyer shall remit the Second Installment to the Escrow Account mutually designated by the Buyer and the Seller.

(3)
第三期款：總價款百分之70之金額（即新台幣1,250,365,298元整）

Third Installment: An amount equal to 70 percent of the Total Purchase Price (i.e., NT$1,250,365,298)

稅單核發後，雙方應於經辦地政士稅單核發之日起算3個營業日內繳清稅款。

After the issuance of the relevant tax bills, both parties shall pay all applicable taxes within three (3) business days from the date of issuance of such tax bills handled by the Handling Scrivener.

完成以上稅款繳清之次一營業日，買受人應用印完成買賣標的過戶予出賣人所需之文件（下稱「反向過戶文件」）並交付予經辦地政士保管，同時買受人應撥付第三期款匯入價金信託專戶後，買賣雙方應指示經辦地政士辦理買賣標的之送件過戶，並依照附件一記載之買受人（即登記名義人）進行產權移轉之作業。於出賣人依本契約第四條規定辦妥買賣標的之所有權移轉及過戶手續予買受人之日（下稱「過戶完成日」）之次一營業日，受託機構應將價金信託專戶內所有款項匯入本條項第(五)款出賣人指定之銀行帳戶。

On the next business day after the taxes as mentioned above have been paid in full, the Buyer shall execute documents required for the reverse registration of the title transfer of the Subject Property back to the Seller (hereinafter referred to as the “Reverse Transfer Documents”) and deliver them to the Handling Scrivener for custody, in the meantime the Buyer shall also remit the Third Installment to the Escrow Account, then both parties shall instruct the Handling Scrivener to submit the application for transfer registration of the Subject Property to the Buyer (i.e., the registered nominee) as set forth in Schedule 1 and process the title transfer procedures. On the next business day following the date on which the Seller completes the transfer of ownership and title transfer registration procedures of the Subject Property to the Buyer in accordance with Article 4 of this Agreement (hereinafter referred to as the “Completion of Transfer Date”), the Escrow Bank shall remit all funds in the Escrow Account to the bank account designated by the Seller under Subparagraph 5 of this Paragraph.

惟若買受人須以買賣標的向金融機構（下稱「貸款銀行」）辦理貸款以支付第三期款：

Provided, however, that if the Buyer needs to obtain a loan from a financial institution (hereinafter referred to as the “Lending Bank”) using the Subject Property as collateral to pay the Third Installment:

(1)
最遲應於買賣標的土地增值稅稅單核發當日，買受人應提出貸款銀行之核貸通知書及內容如附件四所示之買受人撥款同意書、配合經辦地政士至貸款銀行完成對保借款指定撥款手續、買受人並應用印完成反向過戶文件及開立與第三期款以及尾款金額相同之兩張本票（下稱「本票」）並將其交付予經辦地

EXHIBIT 10.4

政士保管，出賣人始有繳納土地增值稅之義務、經辦地政士始得依照附件一記載之買受人（即登記名義人）辦理買賣標的之送件過戶，進行產權移轉之作業。

No later than the date of the issuance of the land value increment tax bill for the Subject Property shall the Buyer submit to the Seller a loan approval notice issued by the Lending Bank and a Buyer’s disbursement consent letter in the form set out in Schedule 4, cooperate with the Handling Scrivener to complete the loan disbursement procedures at the Lending Bank, execute Reverse Transfer Documents and issue two promissory notes in amounts equal to the Third Installment and the Final Payment, respectively (hereinafter referred to as the “Promissory Notes”) and deliver them to the Handling Scrivener for custody. Only after the foregoing steps are completed (i) shall the Seller have the obligation to pay the land value increment tax bill, and (ii) may the Handling Scrivener proceed to submit the documents and process the title transfer of the Subject Property to the Buyer (i.e., the registered nominee) as set forth in Schedule 1.

(2)
若確認買受人之貸款銀行核貸總額少於第三期款者，買受人應於買受人完稅前將該差額存入價金信託專戶，未將該差額（如有）存入價金信託專戶前，出賣人並無完稅之義務，且經辦地政士不得辦理買賣標的之送件過戶。於過戶完成日之次一營業日，受託機構應將價金信託專戶內所有款項匯入本條項第(五)款出賣人指定之銀行帳戶。

If it is confirmed that the total approved loan amount from the Buyer’s Lending Bank is less than the Third Installment, the Buyer shall remit the shortfall into the Escrow Account prior to completing its tax payment. The Seller shall have no obligation to pay the taxes until such shortfall (if any) has been remitted into the Escrow Account, and the Handling Scrivener shall not process the submission of application for registration of the title transfer of the Subject Property. On the next business day following the Completion of Transfer Date, the Escrow Bank shall remit all funds in the Escrow Account to the bank account designated by the Seller under Subparagraph 5 of this Paragraph.

(3)
於過戶完成日之次一營業日，買受人（或貸款銀行）應支付第三期款至本條項第(五)款出賣人指定之銀行帳戶。

On the next business day following the Completion of Transfer Date, the Buyer (or the Lending Bank) shall remit the Third Installment to the bank account designated by the Seller under Subparagraph 5 of this Paragraph.

(4)
尾款：總價款百分之10之金額（新台幣178,623,614元整）

Final Installment: An amount equal to 10 percent of the Total Purchase Price (i.e., NT$178,623,614)

待買賣雙方依本契約第五條完成點交之次一營業日，買受人應將尾款（並依本契約第七條完成找補）匯入價金信託專戶。嗣應變計畫監測階段完成（定義如後）時，受託機構應於次一營業日將價金信託專戶內之尾款及其他所有款項（如有）匯入本條項第(五)款出賣人指定之銀行帳戶。

On the next business day following the completion of handover by both parties in accordance with Article 5 of this Agreement, the Buyer shall remit the Final Installment

EXHIBIT 10.4

(and complete any price adjustments in accordance with Article 7 of the Agreement) to the Escrow Account. Thereafter, upon the Completion of the NMRP Plan Monitoring Stage (defined hereinafter), the Escrow Bank shall, on the next business day, remit the Final Installment and any other amounts (if any) in the Escrow Account to the bank account designated by the Seller under Subparagraph 5 of this Paragraph.

(5)
出賣人指定之銀行帳戶：
銀行：[***]
分行別：[***]
帳號：[***]
帳戶名稱：[***]

Bank account designated by the Seller:

Bank: [***]

Branch: [***]

Account number: [***]

Account name: [***]

(6)
如出賣人未能如期收到第三期款或第四期款或有第十一條第一項之買受人違反本契約時，經辦地政士應即按出賣人指示將反向過戶文件以及本票（如有適用）交付予出賣人，出賣人並得隨時向政府機關遞交反向過戶文件及行使其於本票下之權利。於買受人完成履行本契約下所有義務、受託機構及其他買賣契約所載之受託機構將全數價金信託專戶內之所有款項（為避免疑義，包括第四期款（如有））匯入出賣人指定之銀行帳戶後之次一營業日內，經辦地政士應交還反向過戶文件以及本票（如有適用）予買受人。

If the Seller does not receive either the Third Installment or the Final Payment on time, or if a breach of this Agreement by the Buyer under Article 11, Paragraph 1 of this Agreement occurs, the Handling Scrivener shall, in accordance with the Seller’s instructions, deliver the Reverse Transfer Documents and Promissory Notes (if applicable) to the Seller, and the Seller may at any time submit the Reverse Transfer Documents to the government authority and exercise its rights under Promissory Notes. On the next business day following the Buyer’s completion of all obligations under this Agreement and the Escrow Bank and the escrow banks under the Other PSAs remitting all amounts in all the escrow accounts (for the avoidance of doubt, including the Final Installment (if any)) to the bank account designated by the Seller, the Handling Scrivener shall return the Reverse Transfer Documents and the Promissory Notes (if applicable) to the Buyer.

第2條
土壤污染評估調查及檢測資料報備

Reporting of Soil Pollution Assessment Investigation and Test Data

1、
買受人了解本案之出賣人屬於土壤及地下水汙染整治法之公告事業，出賣人將於買受人交付第二期款前取得土壤污染評估調查以及檢測資料向相關主管機關報請備查，並提供繕本予買受人存查。僅限於前述備查作業所必要之檢測費、土污調查人員及環工技師簽證費用等且於點交前產生之費用由出賣人支出。

The Buyer acknowledges that the Seller is an officially announced enterprise under the Soil and Groundwater Pollution Remediation Act. The Seller will, prior to the Buyer’s

EXHIBIT 10.4

payment of the Second Installment, obtain the soil pollution assessment investigation and test data and report them to the relevant competent authority, and provide a copy to the Buyer for record. Expenses solely necessary for the foregoing reporting procedures , such as testing fees, soil pollution investigation personnel fees, and environmental engineering technician certification fees, which are incurred before the handover, shall be borne by the Seller.

2、
雙方已於本契約簽署前依雙方合意之方式進行買賣標的之土壤檢測。若檢測結果顯示買賣標的有超出土壤及地下水汙染整治法所規定之土壤污染管制標準之情事者，出賣人應於本契約第一條第三項第(三)款辦理買賣標的過戶所需繳納相關稅款前，以自己費用完成改善作業。若出賣人能提供檢測報告，該檢測報告並顯示買賣標的未有超出前述污染管制標準之情形時，即視為出賣人已完成改善作業。如出賣人無法於第四條第五項所述之期限內完成改善且情節重大者，任一方均得書面通知他方解除本契約，且買受人不得再對出賣人為任何其他請求或主張，包括但不限於要求額外之檢測或改變雙方合意之檢測方式或要求其他改善措施，出賣人亦無減少總價款或給付損害賠償等其他任何義務。

Prior to the execution of this Agreement, both parties have conducted soil testing of the Subject Property in accordance with the mutually agreed methods. If the test results for the Subject Property indicate the soil pollution exceeds the soil pollution control standards under the Soil and Groundwater Pollution Remediation Act, the Seller shall, at its own expense, complete the remediation work before paying the relevant taxes required for registration of the title transfer of Subject Property under Article 1, Paragraph 3, Subparagraph 3 of this Agreement. If the Seller is able to provide a test report indicating that the soil pollution of the Subject Property does not exceed the aforementioned pollution control standards, the Seller shall be deemed to have completed the remediation work. If the Seller fails to complete such remediation within the period specified in Article 4, Paragraph 5, and such failure is material, either party may rescind this Agreement by written notice to the other party, and the Buyer shall have no further claims or demands against the Seller, including, without limitation, any request for additional testing, alteration of the mutually agreed testing methods, or other remediation measures, and the Seller shall have no obligation to reduce the Total Purchase Price or to pay damages or provide any other remedies.

3、
為免疑義，如買受人欲自行進行本契約約定以外之土壤污染檢測或調查，應事先取得出賣人書面同意，且其相關費用應由買受人自行承擔。

For the avoidance of doubt, in the event that the Buyer intends to carry out any soil pollution testing or investigation independently beyond what is stipulated in this Agreement, the Buyer shall obtain the prior written consent of the Seller, and shall be solely responsible for all costs incurred therefrom.

第3條
地下水應變必要措施計畫

Necessary Measures Response Plan for Groundwater

1、
實施階段：

Implementation Stage:

(1)
買受人了解出賣人擬依土壤及地下水污染整治法，就買賣標的向主管機關提交地下水應變必要措施計畫（下稱「應變計畫」），經其核准後並據以實施。

EXHIBIT 10.4

The Buyer acknowledges that the Seller plans to submit a groundwater necessary measures response plan pursuant to the Soil and Groundwater Pollution Remediation Act in respect of the Subject Property (the “NMRP Plan”), and to implement such NMRP Plan upon approval by the competent authority.

(2)
雙方理解並同意，儘管本契約有其他相反約定，出賣人向買受人提交由第三人出具之應變計畫完成報告時（下稱「應變計畫實施階段完成」）起，即不再對買受人負有地下水相關任何責任，且買賣標的之點交應依本契約第五條之約定辦理。

Both parties understand and agree that, notwithstanding any other provision in this Agreement to the contrary, upon the Seller’s submission to the Buyer of a completion report for the NMRP Plan issued by a third party (the “Completion of the NMRP Plan Implementation Stage”), the Seller shall no longer bear any groundwater-related liabilities or obligations toward the Buyer, and the handover of the Subject Property shall be conducted in accordance with Article 5 of this Agreement.

2、
監測階段：

Monitoring Stage:

於應變計畫實施階段完成後，出賣人將就買賣標的進行相關地下水監測或其他行為，直至（i）出賣人取得主管機關出具之函文，確認出賣人就買賣標的之相關地下水監測已履行完畢、地下水監測義務已滿足、買賣標的未有超出土壤及地下水汙染整治法所規定之地下水污染管制標準之情事、或移除「地下水受污染使用限制地區之註記」、或具其他相同或類似意旨者，或（ii）於2026年10月31日屆至時（以孰早者為準）（下稱「應變計畫監測階段完成」）。

Following the Completion of the NMRP Plan Implementation Stage, the Seller will conduct the relevant groundwater monitoring or other actions in respect of the Subject Property (i) until the Seller’s receipt of a letter issued by the competent authority stating that the Seller has performed its relevant groundwater monitoring in respect of the Subject Property, the groundwater monitoring obligations have been satisfied, the Subject Property does not exceed the groundwater pollution control standards under the Soil and Groundwater Pollution Remediation Act, the annotation regarding “Designated Area for Groundwater Pollution Usage Restrictions” has been removed, or containing other language of similar or equivalent effect, or (ii) until October 31, 2026, whichever occurs earlier (the “Completion of the NMRP Plan Monitoring Stage”).

3、
為免疑義，如買受人欲自行進行地下水污染檢測或調查，應事先取得出賣人書面同意，且其相關費用應由買受人自行承擔。

For the avoidance of doubt, if the Buyer intends to carry out any groundwater pollution testing or investigation, the Buyer shall obtain the prior written consent of the Seller and shall be solely responsible for all costs incurred therefrom.

第4條
產權過戶

Title Transfer

1、
本契約雙方同意以經辦地政士處所為證件交付所在地，交付文件後至本契約全部履行前，非經雙方同意任何一方均不得向受託人取回文件，終止委託或向有關機關申請撤回。但本契約之一方違約時，另一方為行使其權利而進行法定程序者不

EXHIBIT 10.4

在此限。

Both parties agree that the office of the Handling Scrivener shall serve as the location for document delivery. From the time of delivery until full performance of the Agreement, neither party shall, without the consent of both parties, retrieve the documents from the trustee, terminate the engagement, or apply to any relevant authority for withdrawal. However, this shall not apply if one party exercises its legal rights due to a breach by the other party.

2、
買受人同意以附件一所示之登記名義人為買賣標的產權移轉登記權利人。買受人用印後，若要求更改登記名義人，須經出賣人事前書面同意，若有因遲延而產生各項稅費及損失則由買受人全數負擔。

The Buyer agrees that the registered nominee as set forth in Schedule 1 shall be the transferee of the Subject Property for title transfer registration. After the Buyer has executed the documents, any request to change the registered nominee shall require the Seller’s prior written consent. Any taxes, fees, or losses arising from such delay shall be fully borne by the Buyer.

3、
產權移轉登記辦理中，倘須買賣雙方補辦證件或用印，雙方應無條件於經辦地政士通知之日期配合辦理，不得藉詞拖延或要求任何補貼，如一方因故未能親自配合辦理，應委託代理人代為辦理，否則應負遲延責任。

During the process of title transfer registration, if the Buyer and the Seller are required to supplement documents or affix their seals, both parties shall unconditionally cooperate on the date notified by the Handling Scrivener and shall not delay on any pretext or request any compensation. If any party is unable to appear in person, it shall appoint a proxy to act on its behalf; otherwise, the party shall be responsible for any resulting delay.

4、
於產權過戶後至點交前，除依據本契約第五條點交約定外，買受人不得對買賣標的進行任何開發利用，且不得主張對買賣標的享有使用權利。

From the date of title transfer to the handover, except as provided in Article 5 of this Agreement regarding handover, the Buyer shall not carry out any development or utilization of the Subject Property, nor claim any rights of use over the Subject Property.

5、
雙方同意最遲不得逾2026年6月30日完成產權過戶及辦理點交作業。前述期限得經雙方書面協議延長1個月。

Both parties agree that the title transfer and handover process shall be completed no later than June 30, 2026. The aforementioned period may be extended for an additional period of one (1) month upon mutual written agreement of both parties.

6、
儘管本契約有其他相反約定，若因土壤及地下水污染整治法規定或相關主管機關之命令或要求，致使買賣標的及/或其他買賣契約（定義如後）之任何買賣標的無法於前項約定期限內完成產權過戶予買受人者，無論是否可歸責於出賣人之事由所致者，出賣人得無責延遲履行，且出賣人不對買受人承擔任何損害賠償或其他責任。

Notwithstanding any other provision in this Agreement to the contrary, if, due to requirements imposed under the Soil and Groundwater Pollution Remediation Act or

EXHIBIT 10.4

orders or demands made by the relevant competent authority(ies), the title transfer of the Subject Property and/or any subject property under the Other PSAs (defined hereinafter) to the Buyer cannot be completed within the period stipulated in the preceding Paragraph, then the Seller shall be entitled to, without liability, delay performance, regardless of whether such delay or impossibility of transfer is attributable to the Seller. In such event, the Seller shall bear no damages or any other liability to the Buyer.

第5條
點交

Handover

1、
買受人依本契約第一條規定已給付總價款之頭款、第二期款及第三期款，且出賣人已辦妥買賣標的之所有權移轉及過戶手續予買受人後二個營業日內，出賣人就買賣標的應會同買受人或買受人指定之第三人，依據附件二「點交清單」辦理下列事項：

Within two (2) business days after the Buyer has paid the First Installment, Second Installment, and Third Installment in accordance with Article 1 of this Agreement, and the Seller has completed the transfer of ownership and title transfer registration of the Subject Property to the Buyer, the Seller shall, together with the Buyer or a third party designated by the Buyer, carry out the following matters in accordance with Schedule 2 “Handover List” regarding the Subject Property:

(1)
按當日買賣標的之現狀（包括但不限於買受人同意出賣人不需移除地上樹木，且免除出賣人有關買賣標的公告「地下水受污染使用限制地區之註記及堤防預定線用地及水道治理計畫範圍」之相關一切出賣人瑕疵擔保責任（包括但不限於地下水是否含有已知或未知之受汙染情事）），將買賣標的點交予買受人或買受人指定之第三人（下稱該日為「點交日」）；及

The Subject Property shall be delivered to the Buyer or a third party designated by the Buyer in as-is condition on the date of handover (hereinafter referred to as the “Handover Date”), including but not limited that, the Buyer agrees that the Seller is not required to remove any trees on the land, and the Seller shall be fully exempt from any warranty of defects with respect to the annotation on the Subject Property, concerning the publicly announced “Designated Area for Groundwater Pollution Usage Restrictions, Planned Levee Line and Waterway Improvement Project Area” (including, but not limited to, the presence of any known or unknown contamination in the groundwater); and

(2)
買賣雙方共同簽署完成點交之點交紀錄。

Both parties shall jointly execute a handover record confirming completion of the handover.

2、
買賣不動產標的之土地面積，均以簽約時土地謄本記載現狀為準，其若與登記簿所載事項有所出入，雙方均不得請求增減或補償款項。

The land area of the Subject Property shall be based on the condition as recorded in the land registration transcripts at the time of execution of this Agreement. If there is any discrepancy with the entries in the land registration transcripts, neither party shall request any adjustment or compensation of any amounts.

EXHIBIT 10.4

3、
買受人就買賣標的土壤及地下水議題，已於本契約簽署前為適當和充分之瞭解及確認，買賣標的如有土壤或地下水汙染，除出賣人應依第二條第二項，於本契約第一條第三項第(三)款辦理買賣標的過戶所需繳納相關稅款前，以自己費用完成改善作業，及履行第三條第一項約定外，買受人同意按現況承買，且承諾於點交後不另就買賣標的有關之任何問題（如有，包括但不限於是否有汙染情形或有任何建築廢土，或主管機關是否有命令對買賣標的額外進行檢測或整治、或其他買賣契約（定義如後）之任何買賣標的是否有汙染情形，包括但不限於土壤或地下水等汙染），向出賣人有所主張或請求（不論該問題存在於買賣標的點交前或點交後，亦不論是否有可歸責於出賣人之情形），出賣人亦無減少總價款或給付損害賠償等其他任何義務；若主管機關命令對買賣標的額外進行檢測或整治者，買受人應自行負責，並承擔所有相關費用。

The Buyer has appropriate and sufficient understanding and verification of the soil and groundwater issues of the Subject Property prior to executing this Agreement. In the event of any soil or groundwater contamination of the Subject Property, the Seller shall only be obligated to, at its own expense, complete the remediation work in accordance with Article 2, Paragraph 2 of this Agreement prior to payment of any relevant taxes required for registration of the title transfer of the Subject Property under Article 1, Paragraph 3, Subparagraph 3 of this Agreement, and perform Article 3, Paragraph 1 of this Agreement. Subject to the foregoing, the Buyer agrees to purchase the Subject Property on an as-is basis and undertakes not to make any claims or demands against the Seller after the handover for any related issues of the Subject Property (if any, including without limitation pollution or the presence of construction waste, or whether the competent authority orders additional testing or remediation with respect to the Subject Property, or whether any subject property under the Other PSAs (defined hereinafter) has any contamination, including but not limited to soil or groundwater contamination), whether such issues exist before or after the handover and regardless of whether they are attributable to the Seller. The Seller shall have no obligation to reduce the Total Purchase Price or to pay damages or provide any other remedies; if the competent authority orders additional testing or remediation with respect to the Subject Property, the Buyer shall be solely responsible and bear all relevant expenses.

第6條
聲明與保證事項

Representations and Warranties

1、
出賣人就買賣標的於本契約簽訂日及買賣標的之過戶完成日（按下列所述時間分別適用，如未敘明時間，則指同時適用），對買受人聲明與保證下列事項：

The Seller hereby represents and warrants to the Buyer, as of the execution date of this Agreement and as of the Completion of Transfer Date of the Subject Property (the following shall apply at the respective times specified; where no time is specified, they shall apply concurrently), as follows:

(1)
出賣人為一依中華民國法律合法設立及登記之公司。於買賣標的之過戶完成日當日或之前，出賣人有完全之能力及權限而得簽署本契約及履行本契約下之義務，其董事會已決議通過本契約擬進行之交易，且已取得其為履行該等義務於中華民國所必須取得之ㄧ切授權、執照、許可、登記、核准及相關資格，且並未發生無支付能力、破產、重整、解散或清算之情事；

EXHIBIT 10.4

The Seller is a company duly incorporated and registered under the laws of the Republic of China (Taiwan). On or before the Completion of Transfer Date of the Subject Property, the Seller has full capacity and authority to execute this Agreement and to perform its obligations hereunder. The Seller’s board of directors has duly approved the transaction contemplated herein, and the Seller has obtained all authorizations, licenses, permits, registrations, approvals, and relevant qualifications required in the Republic of China (Taiwan) for the performance of its obligations, and is not subject to any event of insolvency, bankruptcy, reorganization, dissolution, or liquidation;

(2)
出賣人簽署本契約，構成出賣人之合法、有效且具拘束力之義務，並得具以對出賣人強制執行；

The execution of this Agreement by the Seller constitutes the Seller’s legal, valid, and binding obligations, enforceable against the Seller in accordance with its terms;

(3)
出賣人就本契約之簽署及履行本契約下之義務，並不違反相關法令、出賣人之章程、出賣人受拘束之任何契約、任何有效而得對出賣人適用之命令、裁判或仲裁判斷，或主管機關或法院之任何命令；

The execution and performance of this Agreement by the Seller do not and will not violate any applicable laws or regulations, the Seller’s articles of incorporation, any contract binding upon the Seller, or any valid directive, judgment, decree, arbitral award, or order issued by a competent governmental authority or court that is applicable to the Seller;

(4)
據出賣人所知，出賣人並無於法院、政府機關、仲裁庭或其他具合法權限之裁判機構之進行中或繫屬之任何法律或調查程序，將對出賣人簽署及履行本契約有重大不利影響；

To the Seller’s knowledge, the Seller has no ongoing or pending legal or investigative proceedings before any court, governmental authority, arbitral tribunal, or other competent adjudicatory body that would have a material adverse effect on the Seller’s execution or performance of this Agreement;

(5)
出賣人就其依附件一所述買賣標的之所有權權利範圍為唯一合法所有權人，並有權移轉買賣標的之所有權予買受人，且買賣標的並無任何第三人得對買賣標的主張優先購買權或遭第三人占用；及買賣標的並無任何抵押權、其他擔保利益或類似負擔之設定。

The Seller is the sole and lawful owner of the ownership interests in the Subject Property as set forth in Schedule 1 and has the right and authority to transfer ownership of the Subject Property to the Buyer. The Subject Property is not subject to any third party’s right of first refusal, nor is it occupied by any third party. The Subject Property is free and clear of any mortgages, other security interests, or similar encumbrances of any kind.

2、
買受人（按下列情形分別適用）就買賣標的於本契約簽訂日及買賣標的之過戶完成日，對出賣人聲明與保證下列事項：

EXHIBIT 10.4

The Buyer hereby represents and warrants to the Seller, as of the execution date of this Agreement and as of the Completion of Transfer Date of the Subject Property (the following shall apply respectively to the circumstances set out below), as follows:

(1)
買受人有完全之行為能力及權限而得簽署本契約及履行本契約下之義務，且並未發生無支付能力、破產之情事；

The Buyer has full legal capacity and authority to execute this Agreement and to perform its obligations hereunder, and is not subject to any event of insolvency or bankruptcy;

(2)
買受人簽署本契約，構成買受人之合法、有效且具拘束力之義務，並得具以對買受人強制執行；

The execution of this Agreement by the Buyer constitutes the Buyer’s legal, valid, and binding obligations, enforceable against the Buyer in accordance with its terms;

(3)
買受人就本契約之簽署及履行本契約下之義務，並不違反相關法令、買受人受拘束之任何契約、任何有效而得對買受人適用之命令、裁判或仲裁判斷，或主管機關或法院之任何命令；及

The execution and performance of this Agreement by the Buyer do not and will not violate any applicable laws or regulations, any contract binding upon the Buyer, or any valid directive, judgment, decree, arbitral award, or order issued by a competent governmental authority or court that is applicable to the Buyer; and

(4)
據買受人所知，買受人並無於法院、政府機關、仲裁庭或其他具合法權限之裁判機構之進行中或繫屬之任何法律或調查程序，將對買受人簽署及履行本契約有重大不利影響者。

To the knowledge of the Buyer, the Buyer has no ongoing or pending legal or investigative proceedings before any court, governmental authority, arbitral tribunal, or other competent adjudicatory body that would have a material adverse effect on the Buyer’s execution or performance of this Agreement.

3、
買受人茲聲明並不可撤回地承諾，其已充分理解買賣標的係依其於點交日時之現況進行移轉，除本契約另有約定外，買受人拋棄對出賣人和其負責人、董事、經理因買賣標的之現存、可能存在或將來發現之任何污染物、建築廢棄物、事業廢棄物等廢棄物，或其他任何瑕疵（無論是否屬顯見或隱蔽，亦無論是否構成重大瑕疵）所生之一切法律上權利與請求權，並同意不得因此向出賣人和其負責人、董事、經理主張任何民事、刑事或行政責任，亦不得為民事、刑事、行政上之申訴、檢舉、告訴或告發。倘因買賣標的前述所指任何已知或未知之瑕疵（如有）或者買賣標的本身致使買受人或出賣人或其負責人、董事、經理遭受任何損害或負擔之請求（包括但不限於遭行政機關處以罰鍰、命令其改善或清理，或遭非買賣雙方關係人之第三人向法院請求損害賠償），無論是否可歸責於出賣人，買受人應負責自費處理所有此類事宜。

The Buyer hereby represents and irrevocably undertakes that it fully understands and acknowledges that the Subject Property is transferred on an as-is basis on the Handover Date. Except as otherwise expressly provided in this Agreement, the Buyer hereby waives any and all legal rights and claims against the Seller and its responsible persons, directors,

EXHIBIT 10.4

and managers arising from any existing, potential, or subsequently discovered pollutants, construction waste, industrial waste, or any other wastes, or any other defects of any kind (whether apparent or latent, and whether or not constituting material defects) relating to the Subject Property. The Buyer further agrees that it shall not assert or pursue any civil, criminal, or administrative liabilities against the Seller or its responsible persons, directors, or managers, nor shall it lodge any civil, criminal, or administrative complaints, reports, accusations, or denunciations in connection therewith. If the Buyer, the Seller, or any of their respective responsible persons, directors, or managers suffers any damage or is subject to any claim, including but not limited to administrative fines, orders to remedy or clean up, or claims for damages brought by any third party unrelated to both parties, arising out of any known or unknown defects described above (if any) or the nature or condition of the Subject Property itself, regardless of whether such matters are attributable to the Seller, the Buyer shall be solely responsible for handling and resolving all such matters at its own cost and expense.

第7條
稅費及費用負擔

Allocation of Taxes and Expenses

1、
除本條另有規定外，於買賣標的之過戶完成日（不含）前以出賣人名義由稅捐機關核課與買賣標的有關之一切稅捐由出賣人負擔。自買賣標的之過戶完成日（含）起由稅捐機關核課與買賣標的有關之ㄧ切稅捐由買受人負擔。

Except as otherwise provided in this Article, all taxes related to the Subject Property that are assessed by the tax authority in the name of the Seller prior to (but not including) the Completion of Transfer Date of the Subject Property shall be borne by the Seller. All taxes related to the Subject Property that are assessed by the tax authority on or after (and including) the Completion of Transfer Date of the Subject Property shall be borne by the Buyer.

2、
買賣標的當年度之地價稅於買賣標的之過戶完成日（不含）前由出賣人負擔，自買賣標的之過戶完成日（含）起由買受人負擔，並以前一年度買賣標的已繳納之地價稅金額為基礎，按實際經過日數與三百六十五日之比例分拆計算各自負擔金額，於點交日當日完成找補，如其後有差額產生，雙方不再就差額部份相互找補。

The land value tax for the current year pertaining to the Subject Property shall be borne by the Seller prior to (but not including) the Completion of Transfer Date of the Subject Property, and shall be borne by the Buyer from and including the Completion of Transfer Date of the Subject Property. The respective amounts shall be calculated by apportionment based on the land value tax amount paid for the Subject Property in the previous year, using the ratio of the actual elapsed days to three hundred and sixty five (365) days. Price adjustment shall be completed on the Handover Date. If any subsequent discrepancy or difference arises, neither party shall make any further mutual price adjustment for such discrepancy or difference.

3、
買賣標的移轉之土地增值稅（照申報當年度公告現值申報）由出賣人負擔；登記規費、印花稅、本契約簽訂日前尚未公告或已公告但尚未開徵之工程受益費（如有）等則由買受人負擔；經辦地政士之費用，由出賣人及買受人平均負擔。

The land value increment tax for the transfer of the Subject Property (declared based on the announced current value for the year of declaration) shall be borne by the Seller;

EXHIBIT 10.4

registration fees, stamp tax, and the construction benefit tax (if any) that have not been announced before the execution date of this Agreement or have been announced but have not yet been levied, shall be borne by the Buyer; the fees of the Handling Scrivener shall be shared equally by the Seller and the Buyer.

4、
委由代理人辦理申報實價登錄，其代辦費用由買受人負擔。

The agency fee for entrusting an agent to handle the filing of the real price registration shall be borne by the Buyer.

5、
申辦履約保證之價金信託專戶費用由出賣人及買受人平均負擔，解約時亦同。

The fee for establishing the Escrow Account as the performance guarantee shall be equally borne by the Seller and the Buyer, and the same shall apply upon rescission of this Agreement.

第8條
權利義務轉讓限制

Restriction on Transfer or Assignment of Rights and Obligations

非經出賣人事前書面同意，買受人依本契約所取得之權利或義務，不得轉讓予第三人或提供予第三人作為擔保。

The rights or obligations obtained by the Buyer under this Agreement may not be transferred or assigned to any third party or provided to any third party as security, without the prior written consent of the Seller.

第9條
保密義務

Confidentiality Obligation

除下列情形外，基於本交易之目的，由一方向其傳達或自他方所取得關於本交易（包含本交易所有相關內容和本契約之存在）之文件、資料、檔案、物件、計劃、營業秘密及其他有形及無形之資訊，皆應嚴守秘密：

Except for any of the following circumstances, all documents, data, files, objects, plans, trade secrets, and other tangible and intangible information related to this transaction (including all relevant contents of this transaction and the existence of this Agreement) that are communicated by one party to the other or obtained from the other party for the purpose of this transaction, shall be kept strictly confidential:

1、
他方自行公開之資訊。

Information publicly disclosed by the other party.

2、
按法令有揭露之必要或本契約另有約定。

Disclosure required by laws and regulations or otherwise stipulated in this Agreement.

3、
應有管轄權之政府機關或司法機關之要求。

Upon request by the competent government authority or judicial authority.

4、
為簽署、履行本契約或執行本交易之需要，向各方內部人員、外部顧問或受任人（包括但不限於會計師或律師）揭露。

EXHIBIT 10.4

Disclosure to the parties' internal personnel, external consultants, or appointees (including but not limited to accountants or lawyers) as required for the signing or performance of this Agreement, or execution of this transaction.

5、
他方事前書面同意。

Prior written consent of the other party.

如本契約之約定嗣後有終止、解除、撤銷或因任何原因而不存在時，前述保密義務仍應繼續存在，至所涉保密資訊非因違反本契約之原因而為公眾所知為止。

Should the provisions of this Agreement subsequently be terminated, rescinded, revoked, or cease to exist for any reason, the aforementioned confidentiality obligation shall continue to exist, until the confidential information concerned becomes known to the public for reasons other than a breach of this Agreement.

第10條
違約

Breach

1、
本契約之任一方違約，經他方以書面訂五日以上之期間催告，違約方未於期限內補正，他方得逕行解除本契約，違約之一方並應依本條規定負賠償責任。

If either party breaches this Agreement and the breaching party fails to remedy the breach within the cure period of five (5) days or more as specified in the other party’s written notice demanding cure, the non-breaching party may unilaterally rescind this Agreement, and the breaching party shall be liable for damages in accordance with the provisions of this Article.

2、
買受人違約且出賣人依前項之規定解除契約時，出賣人得沒收買受人已給付之價款（包括支付予價金信託專戶之款項）為懲罰性違約金；如出賣人依上開第一項之規定解除契約，買賣標的已移轉於買受人，買受人應無條件將買賣標的返還登記予出賣人名下。

If the Buyer breaches this Agreement and the Seller rescinds this Agreement pursuant to the preceding Paragraph, the Seller may forfeit the purchase price already paid by the Buyer (including payments made to the Escrow Account) as punitive damages. If the Seller rescinds this Agreement pursuant to the preceding Paragraph but the Subject Property has already been transferred to the Buyer, the Buyer shall also unconditionally return the registration of the Subject Property to the name of the Seller.

3、
出賣人違約且買受人依本條第一項之規定解除契約時，除出賣人應無息返還買受人已給付之價款（包括支付予價金信託專戶之款項）予買受人外，買受人並得於本契約解除日起三日內書面通知出賣人其選擇（i）請求出賣人給付相當於買受人已給付之價款（包括支付予價金信託專戶之款項）之金額為懲罰性違約金或（ii）如因出賣人違反本契約轉售買賣標的予第三人致買受人解除本契約時，請求出賣人給付價差損害。所稱「價差損害」，係指（a）出賣人轉售買賣標的予第三人之對價減去（b）本契約所載總價款之差額；但若為負數，則視為零。為免疑義，買受人僅得擇一行使前開第（i）款或第（ii）款。

買受人同意，除前述權利外，買受人不得再對出賣人為任何其他請求或主張。如買賣標的於本契約解除時已移轉於買受人者，於出賣人返還買受人已給付之

EXHIBIT 10.4

價款（及給付前開懲罰性違約金或價差損害，如適用）後十日內買受人應將買賣標的返還登記予出賣人。

If the Seller breaches this Agreement and the Buyer rescinds this Agreement pursuant to Paragraph 1 of this Article, the Seller shall return the purchase price already paid by the Buyer (including payments made to the Escrow Account) to the Buyer without interest. In addition, the Buyer may, within three days from the date of rescission of this Agreement, notify the Seller in writing of its election to: (i) claim from the Seller an amount equivalent to the purchase price already paid by the Buyer (including payments made to the Escrow Account) as punitive damages; or (ii) if the Seller resells the Subject Property to a third party, thereby breaching this Agreement and causing the Buyer to rescind this Agreement, claim price-difference damages from the Seller. The term “price-difference damages” means the difference between (a) the consideration for the Seller’s resale of the Subject Property to such third party, and (b) the Total Purchase Price under this Agreement; provided that if such difference is a negative number, it shall be deemed zero. For the avoidance of doubt, the Buyer may elect only one of items (i) or (ii) above.

The Buyer agrees that, other than the foregoing rights, the Buyer shall have no further claims or demands against the Seller. If the Subject Property has already been transferred to the Buyer at the time of rescission of this Agreement, the Buyer shall, within ten (10) days after the Seller has returned the purchase price already paid by the Buyer (and paid the punitive damages or the price-difference damages, as applicable), return the registration of the Subject Property to the name of the Seller.

4、
違約之一方應支付他方因其違約所支付之一切相關費用，包括但不限於登記費用、經辦地政士、律師費用及訴訟費用。

The breaching party shall bear all related expenses paid by the other party due to the breach, including but not limited to registration fees, Handling Scrivener fees, lawyer fees, and litigation costs.

第11條
通知

Notice

1、
世紀離岸風電設備股份有限公司、世紀鋼鐵結構股份有限公司、世紀樺欣風能股份有限公司（下合稱「其他買受人」）於2026年_01_月_15_日分別就桃園市觀音區工業區段五小段52, 55, 60, 63, 64, 67, 72, 75, 76地號與出賣人簽訂「不動產買賣契約書」（下合稱「其他買賣契約」）。儘管本契約有其他相反約定，如其他買賣契約所載之各該買賣標的無法於其所載明之期限內完成產權過戶或點交予各該其他買受人，或出賣人未能如期收到任何其他買賣契約所載之任何第三期款或第四期款而將該一其他買賣契約之買賣標的反向過戶給出賣人者（下稱該一違約之其他買賣契約為「違約之其他買賣契約」；下稱該買賣標的「違約之其他買賣標的」），經出賣人書面通知買受人，買受人應於出賣人指定之期限內，自行或指定第三人（買受人及未違約之其他買受人應自行協調該違約之其他買賣標的之登記名義人；如買受人及未違約之其他買受人未能於出賣人指定之期限內協調並指定由何人繼續履行者，出賣人得全權決定；為避免疑義，依本項指定違約之其他買賣標的之登記名義人有進一步違約之情形，出賣人有權重複進行上述程序，直至違約之其他買賣標的全數完成過戶點交為止）按違約之其他買賣契約之條件繼續履行

EXHIBIT 10.4

並完成過戶點交違約之其他買賣標的。如本項有任何違反，即視為買受人違反本契約。除出賣人得依本契約行使其所有權利（包括但不限於本契約第一條第六項向政府機關遞交反向過戶文件及行使其於本票（如有適用）下之權利、本契約第十條第二項之懲罰性違約金）外，出賣人並有權向買受人請求新台幣1,200萬元作為額外之懲罰性違約金。

Century Wind Power Co., Ltd., Century Iron & Steel Industrial Co., Ltd., and Century Huaxin Wind Energy Co., Ltd. (collectively, the “Other Buyers”) each entered into a Real Estate Sale and Purchase Agreement with the Seller with respect to Land Code: No. 52, 55, 60, 63, 64, 67, 72, 75, 76, Fifth Subsection, Gong Ye Qu Section, Guan Yin District, Taoyuan City on _15th January__, 2026 (collectively, the “Other PSAs”). Notwithstanding any other provision in this Agreement to the contrary, if the title transfer or handover of any subject property under any of the Other PSAs to the relevant Other Buyers cannot be completed within the period specified therein, or if the Seller does not receive any Third Installment or any Final Payment under any of the Other PSAs on time and therefore reverses the title transfer of the relevant subject property back to the Seller (such defaulting Other PSA, the “Defaulting Other PSA”, and such subject property, the “Defaulting Other Property”), then, upon written notice from the Seller, the Buyer shall, within the period specified by the Seller, personally or through a designated third party continue to perform the obligations and complete the title transfer and handover of the Defaulting Other Property in accordance with the terms of the Defaulting Other PSA. (The Buyer and the non-defaulting Other Buyers shall coordinate among themselves to determine the registered nominee for the Defaulting Other Property; if they fail to reach an agreement and designate a party to continue performance within the period specified by the Seller, the Seller shall have sole discretion to decide; for the avoidance of doubt, if the registered nominee designated under this Paragraph further defaults, the Seller shall be entitled to repeat the above procedures until the title transfer and handover of all Defaulting Other Properties have been completed.) Any breach of this Paragraph shall constitute a breach of this Agreement by the Buyer. In addition to the Seller’s right to exercise all rights available under this Agreement (including but not limited to submitting the Reverse Transfer Documents to the government authority and exercising its rights under Promissory Notes (if applicable) under Article 1, Paragraph 6 of this Agreement, and the punitive damages under Article 10, Paragraph 2 of this Agreement), the Seller shall also be entitled to claim from the Buyer an additional punitive damages of NT$12 million.

2、
依據本契約所為之任何通知、要求或其他通訊均應以書面作成，並按下列之地址（或由任一方以五個營業日前書面通知他方當事人變更之地址）送達予相關當事人：

Any notice, demand, or other communication made under this Agreement shall be made in writing and delivered to the relevant party at the following address (or at an address changed by written notice to the other party five (5) business days in advance):

出賣人：台灣科慕股份有限公司

地　　址：臺北市松山區敦化北路167號7樓

電子郵件：[***]

受文者：[***]

EXHIBIT 10.4

Seller: The Chemours (Taiwan) Company Limited

Address: 7F., No. 167, Dunhua N. Rd., Songshan Dist., Taipei City, Taiwan (R.O.C.)

Email: [***]

Addressee: [***]

買受人：賴文祥

地　　址：桃園市中壢區青埔里4鄰領航南路三段106號20樓

傳　　真：[***]

電子郵件：[***]

受文者：[***]

Buyer: Lai Wen-Hsiang

Address: 20F., No. 106, Sec. 3, Linghang S. Rd., Zhongli Dist., Taoyuan City, Taiwan (R.O.C.)

Fax: [***]

Email: [***]

Addressee: [***]

當事人變更地址或受文者時，應即通知他方當事人，如未依約通知者，不得以其變更對抗他方當事人。

If a party changes its address or addressee, it shall immediately notify the other party. If notice is not given pursuant to this provision, the change shall not be effective against the other party.

3、
任一方當事人依上述規定給予他方當事人之任何通知、要求及其他通訊，於下述時點發生送達之效力：(1)若係以普通函件之方式，以向相關地址發出而交付郵遞之日後第三個營業日為送達之日；(2)若係以掛號函件之方式，以他方當事人簽收之日為送達之日；(3)若係以專人遞送之方式，以送交他方當事人之日為送達之日；(4)如係亦電子郵件寄送，以送出後之當日。

Any notice, demand, or other communication given by one party to the other party pursuant to the above provisions shall be deemed to be served at the following times: (1) if by ordinary mail, on the third (3rd) business day following the date of mailing to the relevant address; (2) if by registered mail, on the date the other party signs for receipt; (3) if by personal delivery, on the date of delivery to the other party; (4) if sent by email, on the date of sending.

第12條
其他事項

Miscellaneous

1、
本契約之增補、變更或修改，應由買受人與出賣人以書面為之。

Supplements, changes, or modifications to this Agreement shall be made in writing by the Buyer and the Seller.

2、
本契約及各方當事人之權利義務均應依中華民國法律解釋及適用之。

EXHIBIT 10.4

This Agreement and the rights and obligations of the respective parties shall be construed and governed by the laws of the Republic of China (Taiwan).

3、
買賣雙方同意經辦地政士或其委託處理事務之第三人，於其法定之業務項目所需或其他法令許可範圍內，得為蒐集、電腦處理、電子傳遞及利用雙方所提供之身分及委託標的物資料為必要範圍之使用。

Both the Buyer and the Seller agree that the Handling Scrivener or any third party entrusted by the Handling Scrivener to handle matters may collect, process by computer, electronically transmit, and use the identity information and the commissioned subject property data provided by both parties, to the extent necessary for its statutory business scope or as otherwise permitted by law or regulations.

4、
除本契約另有規定外，各方因本契約所生之爭議，各方同意以臺灣臺北地方法院為第一審管轄法院，但法律另有專屬管轄之規定者，不在此限。

Except as otherwise provided in this Agreement, all disputes arising out of this Agreement shall be submitted to the Taipei District Court of Taiwan as the court of first instance, unless otherwise stipulated by law regarding exclusive jurisdiction.

5、
本契約附件構成本契約之一部份，與本契約具有相同之效力，但附件之內容與本契約有牴觸者，應以本契約之規定為準。

Any Schedule of this Agreement shall constitute an integral part of this Agreement and shall have the same effect as this Agreement. However, in case of any conflict between the contents of the Schedule and this Agreement, the provisions of this Agreement shall prevail.

6、
本契約之中文與英文內容有歧異時，應以中文為準。

In the event of any discrepancy in meaning between the Chinese and English versions of this Agreement, the Chinese version shall prevail.

7、
買受人和出賣人已經各自獨立諮詢各自之律師並完全理解本契約之含義，本契約和其相關文件係經雙方公平談判協商和自由主動簽署，不存在詐欺、脅迫或顯失公平之情事。

The Buyer and the Seller have each independently consulted their legal counsel and fully understand this Agreement. This Agreement and its related documents have been fairly negotiated and voluntarily signed by both parties, with no circumstances of fraud, coercion or manifest unfairness.

第13條
契約份數

Number of Counterparts of the Agreement

本契約正本壹式貳份，由買受人與出賣人方各執乙份為憑。

This Agreement is executed in two original counterparts. The Buyer and the Seller shall each hold one copy for reference and record.

EXHIBIT 10.4

EXHIBIT 10.4

出賣人：台灣科慕股份有限公司

Seller: The Chemours (Taiwan) Company Limited

代表人：Mary Sweeney(韋麗)

Representative: Mary Sweeney

統一編號：24548079

Unified Business No.: 24548079

地 址：臺北市松山區敦化北路167號7樓

Address: 7F., No. 167, Dunhua N. Rd., Songshan Dist., Taipei City, Taiwan (R.O.C.)

買受人：賴文祥

Buyer：Lai Wen-Hsiang

身分證字號：Q120928049

Identification No.：Q120928049

地 址：桃園市中壢區青埔里4鄰領航南路三段106號20樓

Address：20F., No. 106, Sec. 3, Linghang S. Rd., Zhongli Dist., Taoyuan City, Taiwan (R.O.C.)

不動產經紀業：英屬維爾京群島商高力國際股份有限公司台灣分公司

Real Estate Brokerage Firm: Colliers International Consultants Limited Taiwan Branch

代表人：劉學龍 Hsueh Long Liu

Representative: Hsueh Long Liu

EXHIBIT 10.4

統一編號：23984185

Unified Business No.: 23984185

地 址：臺北市信義區松仁路89號7樓

Address: 7F., No. 89, Songren Rd., Xinyi Dist., Taipei City, Taiwan (R.O.C.)

不動產經紀人：陳頌民 (112)北市經證字第917號

Real Estate Broker: Sung-Min Chen (112) Bei Shi Jing Zheng Zi License. No. 917

日 期：2026年01月15日

Date: 15th January, 2026